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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
            CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported) - June 8, 1995
                           UNITED CITIES GAS COMPANY
               (Exact name of registrant as specified in charter)




    Illinois and Virginia                         0-1284-3                                    36-1801540
 (State or other jurisdiction               (Commission File Number)               (IRS Employer Identification Number)
     of incorporation)

     5300 Maryland Way, Brentwood, TN                                                            37027
 (Address of principal executive offices)                                                      (Zip Code)

     Registrant's telephone number, including area code:  (615) 373-0104
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Item 5.  Other Events

         On June 8, 1995, United Cities Gas Company (the "Company") entered into an Underwriting Agreement with PaineWebber Incorporated, Edward D. Jones & Co., and Legg Mason Wood Walker, Incorporated, as representatives of the several underwriters named in such Underwriting Agreement, pursuant to which the Company agreed to issue and sell 1,200,000 shares of its Common Stock and 180,000 shares of its Common Stock pursuant to an over-allotment option, as contemplated by the Company's registration statement on Form S-3, SEC File No. 33-56983.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(1) Underwriting Agreement, dated June 8, 1995, by and among United Cities Gas Company, PaineWebber Incorporated, Edward D. Jones & Co. and Legg Mason Wood Walker, Incorporated, as representatives of the several underwriters named therein.
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                           UNITED CITIES GAS COMPANY

                                           By:    /S/ TOM S. HAWKINS, JR.
                                           ---------------------------------
                                                Tom S. Hawkins, Jr.
                                                Vice President of Finance
                                                On behalf of the registrant

Date:  June 13, 1995